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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LandAmerica Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ANNUAL MEETING OF SHAREHOLDERS

April 10, 2007

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., which is to be held at the Company’s Shared Resources Center, 5600 Cox Road, Glen Allen, Virginia, on Tuesday, May 15, 2007 at 9:00 a.m. At the Meeting, you will be asked to elect five directors to serve three-year terms, to act on a proposal to amend the Company’s Articles of Incorporation, and to act on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. You can vote by signing, dating and returning the enclosed proxy card or voting instruction. Also, registered shareholders and participants in plans holding shares of the Company’s Common Stock may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the proxy card or voting instruction. Beneficial owners of shares held in street name should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Meeting, but even if you cannot, please vote your shares as soon as you can.

Sincerely,

Theodore L. Chandler, Jr.
Chairman and Chief Executive Officer

LandAmerica Financial Group, Inc.

5600 Cox Road

Glen Allen, Virginia 23060

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of LandAmerica Financial Group, Inc. (the “Company”) will be held in the Company’s Shared Resources Center, 5600 Cox Road, Glen Allen, Virginia, on Tuesday, May 15, 2007 at 9:00 a.m. Shareholders who desire to attend the Meeting should mark the appropriate box on the enclosed proxy. Persons who do not indicate attendance at the Meeting on the proxy will be required to present acceptable proof of stock ownership to attend the Meeting. All shareholders must furnish personal photo identification for admission to the Meeting.

The Meeting will be held for the following purposes:

(1)	To elect five directors to serve three year terms;

(2)	To approve an amendment to the Company’s Articles of Incorporation to modify the Article pertaining to shareholder approval of certain matters;

(3)	To act on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year; and

(4)	To act upon such other matters as may properly come before the Meeting or any adjournment of the Meeting.

Only holders of shares of Common Stock of record at the close of business on March 22, 2007 are entitled to notice of and to vote at the Meeting and at any and all adjournments or postponements thereof.

By Order of the Board of Directors,

Michelle H. Gluck

Corporate Secretary

April 10, 2007

PROXY STATEMENT

The LandAmerica Financial Group, Inc. Board of Directors is soliciting proxies for the 2007 annual meeting. You, as a shareholder, may revoke your proxy at any time prior to voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of your revocation to the Secretary of the Company. Proxies properly executed and received by the Secretary prior to the meeting, and not revoked, will be voted in accordance with the terms of the proxies. Registered shareholders and participants in plans holding shares of the Company’s Common Stock are urged to complete, sign and date the enclosed proxy or voting instruction and return it as promptly as possible in the postage-paid envelope enclosed for that purpose. Shareholders and plan participants can also deliver proxies and voting instructions by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate shareholders’ and plan participants’ identities, to allow shareholders and plan participants to give their voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. If your shares are held in street name with your bank or broker, please follow the instructions enclosed with this Proxy Statement.

We, the Company, will pay all of the costs associated with this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or other means of electronic transmission by our directors, officers and employees. We will also reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company’s Common Stock. We have hired Georgeson Shareholder Communications, Inc. to make additional solicitation of proxies at an anticipated cost to us of approximately $10,500, plus reimbursement of out of pocket expenses.

If you desire to attend the 2007 annual meeting, you should mark the appropriate box on the enclosed proxy. If you do not indicate attendance at the meeting on the proxy, you will be required to present acceptable proof of stock ownership to attend. All shareholders who attend the meeting must furnish personal photo identification for admission.

The 2007 annual meeting will be webcast on May 15, 2007 at 9:00 a.m. Eastern Daylight Time. You can access the webcast through the Company’s website at www.landam.com and you must register for the webcast. An archived copy of the webcast will also be available approximately two hours after the conclusion of the meeting at www.landam.com until June 30, 2007.

We will mail this Proxy Statement to registered holders of the Common Stock of the Company on or about April 10, 2007.

VOTING RIGHTS

We had                      shares of Common Stock outstanding as of March 22, 2007, each having one vote. Only holders of the Company’s Common Stock of record at the close of business on March 22, 2007, will be entitled to vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and shares held in street name, otherwise known as broker shares, voted as to any matter at the meeting will be included in determining the number of shares present or represented at the meeting. Broker shares that are not voted on any matter at the meeting will not be included in determining the number of shares present or represented at the meeting.

We are not aware of any matters that are to come before the meeting other than those described in this Proxy Statement. However, if other matters do properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the 2007 annual meeting, five directors are to be elected for terms of three years. Eight other directors have been elected to terms that end in either 2008 or 2009, as indicated below. The following pages set forth certain information concerning the nominees and the directors whose terms of office will continue after the meeting.

Proxies, unless otherwise specified, will be voted for the election of the nominees listed to serve as directors. The election of each nominee for Director requires a plurality of the votes cast in the election of directors. If, at the time of the meeting any nominee should be unavailable to serve as a director, it is intended that votes will be cast, in accordance with the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors, or the Board of Directors may reduce the number of directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

Nominees for Election for Terms Expiring in 2010

THEODORE L. CHANDLER, JR., 54, is Chairman and Chief Executive Officer of the Company and Chairman, Chief Executive Officer and President each of Lawyers Title Insurance Corporation (“Lawyers Title”), Commonwealth Land Title Insurance Company (“Commonwealth”) and Transnation Title Insurance Company (“Transnation”) all of which are wholly owned subsidiaries of the Company. He held the position of President and Chief Executive Officer of the Company from January 2005 to December 2005; President and Chief Operating Officer of the Company from January 2004 to December 2004, and Chief Operating Officer from July 2002 through December 2004. Mr. Chandler is a director of Hilb Rogal & Hobbs Company. He is Chairman of the Executive Committee and has been a director since 1991.

CHARLES H. FOSTER, JR., 64, is Chairman Emeritus of the Board of Directors of the Company, a position he has held since January 1, 2007. From January 1, 2005 to December 31, 2006, Mr. Foster served as Chairman of the Board of Directors of the Company. Prior to 2005, Mr. Foster was Chairman and Chief Executive Officer of each of the Company, Lawyers Title, Commonwealth and Transnation, positions he held for more than five years. Mr. Foster is a director of Universal Corporation. He serves on the Finance and Investment Funds Committees and has been a director since 1991.

DIANNE M. NEAL, 47, is Executive Vice President and Chief Financial Officer of Reynolds American Inc., a parent company of four operating companies that manufacture tobacco products in the United States, a position she has held since July 2003. Prior to July 2003, she served as Vice President of Investor Relations of Reynolds American Inc., a position she began in June 1999. Ms. Neal serves on the Audit and Investment Funds Committees and she has been a director since 2006.

ROBERT T. SKUNDA, 60, is President and Chief Executive Officer of the Virginia Biotechnology Research Park, a center for the development of Virginia’s biotechnology and biomedical industries, positions he has held for more than five years. Mr. Skunda is a member of the Audit and Corporate Governance Committees and has been a director since 2001.

MARSHALL B. WISHNACK, 60, retired as Chairman and Chief Executive Officer of Wheat First Union, now Wachovia Securities, the securities brokerage division of Wachovia Corporation, in December 1999. He is a director of S&K Famous Brands, Inc. Mr. Wishnack is Chairman of the Executive Compensation Committee and a member of the Executive and Corporate Governance Committees. He has been a director since 1991.

The Board of Directors recommends that the shareholders vote FOR the nominees set forth above.

Incumbent Directors Whose Terms Expire in 2009

JANET A. ALPERT, 60, retired as Vice-Chairman of the Company and each of Lawyers Title, Commonwealth and Transnation on December 17, 2004. She had held those positions since January 1, 2004. Prior to that date, Ms. Alpert was President of the Company and of each of Lawyers Title, Commonwealth and Transnation, positions she held for more than five years. Ms. Alpert is a member of the Finance and Investment Funds Committees. Ms. Alpert has been a director since 1994.

GALE K. CARUSO, 49, retired as President and Chief Executive Officer of Zurich Kemper Life, a provider of life insurance and annuity products, in October 2003. She served in that position from June 1999 until her retirement. Ms. Caruso is a trustee of the Pacific Select Funds and the Pacific Funds. Ms. Caruso is a member of the Audit, Corporate Governance and Investment Funds Committees. Ms. Caruso has been a director since 2005.

MICHAEL DINKINS, 53, is Executive Vice President and Chief Financial Officer of Hilb, Rogal & Hobbs Company, an insurance brokerage company, a position he has held since October 2005. From June 2004 to September 2005, he was Vice President–Global Control and Reengineering for Guidant Corporation, a designer, manufacturer and developer of medical devices for the treatment of cardiac and vascular disease. From September 2002 to May 2004, he was Vice President and Chief Financial Officer of Worldwide Customer Services Operation for NCR Corporation, a manufacturer and service provider for automated teller and retail point of sale machines. Mr. Dinkins is Chairman of the Finance Committee and a member of the Audit and Executive Committees. He has been a director since 1997.

JOHN P. McCANN, 62, is the Executive Director of New Town Associates, LLC, a developer of real estate mixed use projects, a position he has held since June 2002 and a Principal in McCann Realty Partners, LLC, an owner of apartment buildings, a position he has held since January 2005. Mr. McCann is a director of United Dominion Realty Trust, Inc. He is Chairman of the Investment Funds Committee and a member of the Finance and Executive Committees. Mr. McCann has been a director since 1997.

Incumbent Directors Whose Terms Expire in 2008

ROBERT F. NORFLEET, JR., 67, is a retired Executive Vice President and Senior Credit Officer of Crestar Bank, now SunTrust Bank. Mr. Norfleet is a member of the Audit and Corporate Governance Committees. He has been a director since 1991.

JULIOUS P. SMITH, JR., 64, is Chairman and Chief Executive Officer and a member of the law firm of Williams Mullen, a position he has held for more than five years. Mr. Smith is a director of Hilb Rogal & Hobbs Company. He is a member of the Investment Funds and Finance Committees and has been a director since 2000. Williams Mullen acts as counsel to the Company.

THOMAS G. SNEAD, JR., 53, retired as President of Wellpoint Inc., Southeast Region, a managed care and health insurance company, a position he held since December 2004. From July 2002 to December 2004, he served as President of Anthem Southeast, a subsidiary of Anthem, Inc. From April 2000 to July 2002, he was Chairman and Chief Executive Officer of Trigon Heathcare, Inc. He is Chairman of the Audit Committee and a member of the Executive Compensation and Executive Committees and has been a director since 2001.

EUGENE P. TRANI, 67, is President of Virginia Commonwealth University, an urban, public research university, a position he has held for more than five years. He is a director of Universal Corporation. Dr. Trani serves as Lead Director and is Chairman of the Corporate Governance Committee and a member of the Executive Compensation and Executive Committees. He has been a director since 1993.

PROPOSAL TWO – PROPOSAL TO AMEND THE COMPANY’S ARTICLES

OF INCORPORATION, AS AMENDED, TO REVISE THE ARTICLE

PERTAINING TO SHAREHOLDER APPROVAL

The Board of Directors recommends approval of an amendment to the Company’s Articles of Incorporation, as amended, to revise the Article pertaining to shareholder approval.

Background

Article Eighth of the Company’s Articles of Incorporation currently states that, except as provided elsewhere in the Company’s Articles, any amendment to the Articles, any merger or share exchange to which the Company is a party or sale, lease, or exchange of all or substantially all of the Corporation’s assets and property other than in the usual and regular course of business, and reclassification of securities or recapitalization of the Company must be approved by the affirmative vote of a majority of the shares outstanding and entitled to vote at a shareholders’ meeting.

The Amendment

The proposed amendment will add a proviso to Article Eighth eliminating the requirement of a shareholder vote in those circumstances where the Virginia Stock Corporation Act otherwise permits the Board of Directors to take action without a shareholder vote. The amendment will therefore allow the Company’s Board of Directors to engage in transactions that Virginia law generally permits without requiring shareholder approval.

If the Articles are amended as proposed, shareholder approval would not be required for the Company to enter into certain merger transactions—in particular, mergers with subsidiaries under Virginia Code Section 13.1-719 where the Company owns at least 90% of the voting power of the subsidiary and holding company mergers under Virginia Code Section 13.1-719.1.

The exact terms of the amendment described in this Proposal are set forth in Appendix A to this Proxy Statement, with additions indicated by underlining. The amendment does not contain any deletions.

Reasons for the Amendment

The proposed amendment increases the flexibility of the Company to make changes to its internal structure without the cost and expense of a shareholder vote. The Company is currently considering a holding company merger transaction in accordance with Virginia Code Section 13.1-719.1. This statute allows a corporation to merge with an indirect wholly-owned subsidiary and, as a result, cause a direct wholly-owned subsidiary of the Company to become the holding company of the Company. Holding company mergers are permitted without shareholder approval because of legal requirements that protect shareholder rights, including the following requirements:

•	that the outstanding shares of the Company be converted into equivalent shares of the new holding company;

•	that the articles and by-laws of the new holding company and the Company be substantively identical; and

•	that the directors of the Company become the directors of the new holding company.

The purpose of such a transaction in the Company’s case would be to create an intermediate operating company between the publicly traded parent company and the Company’s operating subsidiaries. This intermediate holding company would facilitate the provision of common administrative services to the Company’s operating subsidiaries and would not affect the day to day operations of the Company. If the proposed amendment is approved, the Company expects to complete the holding company merger transaction in the second half of 2007, after completing all desired due diligence and obtaining any appropriate consents. Accordingly, the Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that it is appropriate to propose this amendment to the shareholders.

Vote Required

To become effective, the amendment described in this Proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting.

Procedure for Effecting Amendment

If the amendment described in this Proposal is approved by the shareholders, then immediately following such approval, the officers of the Company will be directed to file the amendment with the Virginia State Corporation Commission. The proposed amendment will become effective at the time of the filing with the Virginia State Corporation Commission.

The Board of Directors recommends that the shareholders vote FOR Proposal Two.

PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Ernst & Young LLP (“Ernst & Young”), independent registered public accountants, served as the Company’s independent auditors during the fiscal year ended December 31, 2006, and the Audit Committee has selected them to serve as the Company’s independent auditors for the current fiscal year. Services provided to the Company by Ernst & Young for the 2006 fiscal year are described in “Audit Information-Fees of Independent Registered Public Accountants” on page 51 of this Proxy Statement. Representatives of Ernst & Young will be present at the meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Although shareholder ratification is not required by the Company’s Bylaws or otherwise, the Board of Directors is requesting that shareholders ratify the selection of Ernst & Young as the Company’s independent registered public accountants to make an examination of the financial statements of the Company for the 2007 fiscal year. If shareholders do not ratify the selection of Ernst & Young at the meeting, the Audit Committee will consider the vote in making its selection of the Company’s independent auditors for the 2008 fiscal year. However, because of the expense and difficultly in changing independent auditors after the beginning of a year, the Audit Committee does not expect to make a change in the appointment of auditors for the 2007 fiscal year unless the Audit Committee finds other reasons for making a change.

A majority of the votes cast by holders of Common Stock is required for the ratification of the appointment of Ernst & Young as the Company’s independent registered public accountants for the 2007 fiscal year.

The Board of Directors recommends that the shareholders vote FOR Proposal Three.

STOCK OWNERSHIP

Principal Shareholders

The following table sets forth certain information with respect to the beneficial ownership of shares of the Company’s Common Stock by each person or group, according to the most recent Schedule 13G filed with the Securities and Exchange Commission or otherwise known to us, to beneficially own more than 5% of the outstanding shares of such stock.

Name and Address of Beneficial Owner	Number of Shares[1]		Percent of Class[2]
Advisory Research, Inc. [3]	1,684,491	1a	9.6%
180 North Stetson Street, Suite 5500 Chicago, Illinois 60601
Dimensional Fund Advisors LP4	1,433,305	1a	8.2%
1299 Ocean Avenue Santa Monica, California 90401
AQR Capital Management, LLC[5]	1,240,474	1a	7.1%
Two Greenwich Plaza, 3rd Floor Greenwich, Connecticut 06830
Steven A. Cohen	997,100	1b	5.7%
S.A.C. Capital Advisors, LLC CR Intrinsic Investors, LLC 72 Cummings Point Road Stamford, Connecticut 06902 S.A.C. Capital Management, LLC[6] 540 Madison Avenue New York, New York 10022
LandAmerica Financial Group, Inc.	965,400	1a	5.5%
Savings and Stock Ownership Plan[7] 5600 Cox Road Glen Allen, Virginia 23060
O. Andreas Halvorsen	959,200	1c	5.5%
David C. Ott Viking Global Performance LLC Viking Global Investors Viking Global Equities LP8 55 Railroad Avenue Greenwich, Connecticut 06830
Daniel S. Och	894,294	1a	5.1%
OZ Management, L.L.C. [9] 9 West 57th Street, 39th Floor New York, New York 10019

[1]	The numbers of shares of Common Stock of the Company are as shown in the filed Schedule 13G reviewed by the Company or as of the latest practicable date.

1a	The numbers of shares of Common Stock of the Company are as of December 31, 2006.
1b	The numbers of shares of Common Stock of the Company are as of February 28, 2007.
1c	The numbers of shares of Common Stock of the Company are as of March 1, 2007.
[2]	The percentages shown in the table are based on 17,504,068, which was the number of shares of Common Stock outstanding on February 23, 2007.
[3]

In a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007, Advisory Research, Inc. reported that, in its role as investment adviser, it has sole power to vote and dispose of 1,684,491 shares of the Company’s Common Stock.

[4]

In a Schedule 13G filed with the Securities and Exchange Commission on February 1, 2007, Dimensional Fund Advisors Inc. (“Dimensional”) reported that, in its role as investment adviser to four investment companies registered under the Investment Company Act of 1940 and as investment manager to certain commingled group trusts and separate accounts (collectively, the “Funds”), it has sole power to vote and dispose of 1,433,305 shares of the Company’s Common Stock. The Schedule 13G states that all of such shares are owned by the Funds, no one of which, to the knowledge of Dimensional, owns more than 5% of the shares of Common Stock outstanding. Dimensional further notes that the Schedule 13G should not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by its Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act. Dimensional further disclaims beneficial ownership of such securities.

[5]

In a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2007, AQR Capital Management, LLC reported that, in its role as investment adviser, it has sole power to vote and dispose of 1,240,474 shares of the Company’s Common Stock.

[6]

In a Schedule 13G filed with the Securities and Exchange Commission on March 6, 2007, S.A.C. Capital Advisors, LLC (“SAC Capital Advisors”) and S.A.C. Capital Management, LLC (“SAC Capital Management”) reported that they have shared power to vote and dispose of 597,000 shares of the Company’s Common Stock; CR Intrinsic Investors, LLC reported that it has shared power to vote and dispose of 400,000 shares of the Company’s Common Stock and Steven A. Cohen reported that he has shared power to vote and dispose of 997,100 shares of the Company’s Common Stock. Pursuant to investment management agreements, each of SAC Capital Advisors and SAC Capital Management share all investment and voting power with respect to the securities held by SAC Capital Associates, SAC Meridian and SAC Select. Pursuant to an investment management agreement, CR Intrinsic Investors maintains investment and voting power with respect to the securities held by CR Intrinsic Investments. Mr. Cohen controls each of SAC Capital Advisors, SAC Capital Management and CR Intrinsic Investors. CR Intrinsic Investments is a wholly owned subsidiary of SAC Capital Associates. By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), each of (i) SAC Capital Advisors, SAC Capital Management and Mr. Cohen may be deemed to own beneficially 597,100 Shares (representing approximately 3.4% of the Shares outstanding) and (ii) CR Intrinsic Investors and Mr. Cohen may be deemed to own beneficially 400,000 Shares (constituting approximately 2.3% Shares outstanding) Each of SAC Capital Advisors, SAC Capital Management, CR Intrinsic Investors and Mr. Cohen disclaim beneficial ownership of any of the securities covered by this statement, and SAC Capital Associates disclaims beneficial ownership of any securities held by CR Intrinsic Investments.

[7]

Each participant in the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan (the “401(k) Plan”) has the right to instruct Merrill Lynch Trust Company, trustee for the 401(k) Plan, with respect to the voting of shares allocated to his or her account. The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions.

[8]

In a Schedule 13G filed with the Securities and Exchange Commission on March 9, 2007, Viking Global Performance, LLC (“VGP”) and Viking Global Investors LP (“VGI”) reported that they have shared power to vote and dispose of 959,200 shares of the Company’s Common Stock; Viking Global Equities LP (“VGE”) reported that it has shared power to vote and dispose of 386,600 shares of the Company’s Common Stock and O. Andreas Halvorsen and David C. Ott reported that they have shared power to vote and dispose of 959,200 shares of the Company’s Common Stock. VGP, as the general partner of VGE and VGI, an affiliate of VGP, that provides managerial services to VGE, each have the power to dispose of and vote the shares of Common Stock directly owned by VGE. VGP and VGI are parties to an investment management agreement with VGE III Portfolio Ltd. which is a company organized under the laws of the Cayman Islands, pursuant to which VGP has investment authority with respect to securities held in such accounts and VGI performs managerial services in connection with such accounts. VGP and VGI have authority to dispose of and vote securities held in such accounts. Neither VGP nor VGI owns directly any shares of Common Stock. VGE has the power to dispose of and the power to vote the shares of Common Stock of the Company directly owned by it, which power may be exercised by its general partner, VGP and by VGI, an affiliate of VGP, which provides managerial services to VGE. Messrs. Halvorsen and Ott, as Managing Directors of VGI and Members of VGP, have shared power to dispose of and shared power to vote the Common Stock beneficially owned by VGI and VGP. Neither Messrs. Halvorsen nor Ott directly own any shares of Common Stock. By reason of the provisions of Rule 13d-3 of the Securities Exchange Act, each may be deemed to beneficially own the shares directly owned by VGE and VGE III Portfolio Ltd.

[9]

In a Schedule 13G filed with the Securities and Exchange Commission on December 18, 2006, OZ Management, L.L.C. (“OZ”) and Daniel S. Och, who is Senior Managing Member of OZ, reported that, they have sole power to vote and dispose of 894,294 shares of the Company’s Common Stock. OZ serves as principal investment manager to a number of investment funds and discretionary accounts with respect to which it has voting and dispositive authority over the shares reported in its Schedule 13G. As Senior Managing member of OZ, Mr. Och may be deemed to control OZ and therefore may be deemed to be the beneficial owner of the shares reported in OZ’s Schedule 13G. Mr. Och and OZ further disclaim beneficial ownership of such securities.

Directors and Executive Officers

The following table sets forth certain information with respect to:

•	the beneficial ownership of shares of the Company’s Common Stock by

¡	each director and nominee,

¡	each executive officer listed in the Summary Compensation Table set forth on page 32 of this Proxy Statement, and

¡	all directors and executive officers as a group, and

•	the amount of deferred stock units held by each such person and group.

Name of Beneficial Owner	Number of Shares [1,2]	Percent of Class	Deferred Stock Units [3]
Janet A. Alpert	50,731	*	0
Kenneth Astheimer	19,393	*	0
Gale K. Caruso	1,580	*	0
Theodore L. Chandler, Jr.	175,857	1%	11,186	3a
Michael Dinkins	9,780	*	7,193
G. William Evans	78,823	*	6,326
Charles H. Foster, Jr.	139,162	*	0
Melissa A. Hill	7,653	*	1,999
John P. McCann	20,153	*	10,812
Dianne M. Neal	0		0
Robert F. Norfleet, Jr.	12,403	*	4,035
Jeffrey C. Selby	15,735	*	2,733
Robert T. Skunda	5,680	*	5,087
Julious P. Smith, Jr.	10,780	*	7,660
Thomas G. Snead, Jr.	8,086	*	6,978
Eugene P. Trani	10,699	*	7,063
Marshall B. Wishnack	19,153	*	5,136
All directors and executive officers as a group (22 persons, including those named above)	611,321	3.5%	76,210

*	Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.
[1]

The numbers of shares of Common Stock of the Company shown in the table are as of December 31, 2006, and the percentages shown in the table are based on the number of shares of Common Stock outstanding on February 23, 2007, which was 17,504,068.

[2]

The total number of shares of Common Stock shown in the table includes 17,392 shares held for certain directors and executive officers in the 401(k) Plan as of December 31, 2006, 1,835 shares held for certain directors and executive officers in the Employee Stock Purchase Plan and 208,500 shares that directors and executive officers have the right to acquire through the exercise of stock options within 60 days following December 31, 2006. The number of shares also includes 57,884 shares of the Company’s Common Stock held in fiduciary capacities. Such shares held in fiduciary capacities may be deemed to be beneficially owned by the rules of the Securities and Exchange Commission, but inclusion of the shares in the table does not constitute admission of beneficial ownership.

[3]

The amounts reported in this column are deferred stock units held as of December 31, 2006 by (i) non-employee directors under the Company’s Outside Directors Deferral Plan, also referred to as the ODDP and (ii) executive officers under the Company’s Executive Voluntary Deferral Plan, also referred to as the EVDP. Each deferred stock unit represents a hypothetical share of the Company’s Common Stock, fluctuates in value with the market price of such stock and is payable only in shares of the Company’s Common Stock.

3a

The amount reported reflects 8,500 deferred stock units in the EVDP and 2,686 deferred stock units in the ODDP, which were acquired by Mr. Chandler as a non-employee director prior to his commencement of employment with the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that we disclose late filings of reports of stock ownership by LandAmerica Financial Group directors, executive officers and persons who own more than 10% of the Company’s Common Stock. Because of the complexity of the reporting rules, the Company has assumed certain responsibilities for filing compliance and has instituted procedures to assist officers and directors with these obligations.

Charles H. Foster, Jr. inadvertently did not report the vesting of cash units in connection with his retirement occurring on December 22, 2006 until January 31, 2007. Other than this late filing, to our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that the other applicable Section 16(a) filing requirements were satisfied for transactions that occurred in 2006.

GOVERNANCE OF THE COMPANY

The Board of Directors directs the management of the business and affairs of the Company in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chairman and the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Our corporate governance practices are summarized below.

Where to Find Corporate Governance Information

The Board of Directors has adopted Corporate Governance Guidelines, Board Committee charters, a Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers. All of these documents are available on our web page: www.landam.com/Corporate Governance. Copies of these documents are also available in print form to any shareholder at no charge by sending a written request to the Secretary of the Company, 5600 Cox Road, Glen Allen, Virginia 23060.

Corporate Governance Guidelines

The Corporate Governance Guidelines set forth the practices of the Board of Directors with respect to director qualifications, director responsibilities, the lead director, director access to management and independent advisors, director compensation, director orientation and continuing education, management evaluation and succession, and evaluation of the performance of the Board of Directors.

Independence

The Board of Directors in its business judgment has determined that the following 10 of its 13 members are independent in compliance with the New York Stock Exchange listing standards: Gale K. Caruso, Michael Dinkins, John P. McCann, Dianne M. Neal, Robert F. Norfleet, Jr., Robert T. Skunda, Julious P. Smith, Jr., Thomas G. Snead, Jr., Eugene P. Trani and Marshall B. Wishnack. In reaching this conclusion, the Board of Directors considered that the Company and its subsidiaries conduct business and have other relationships with organizations of which certain members of the Board of Directors or members of their immediate families are or were directors or officers. Consistent with the New York Stock Exchange listing standards, our Corporate Governance Guidelines establish categorical standards under which a director will not be considered to have a material relationship with us if:

•

during each of the current fiscal year and three most recent fiscal years, neither the director nor any immediate family member of the director received more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent on continued service);

•

during each of the current fiscal year and three most recent fiscal years, the director is not, and was not an executive officer or an employee, or whose immediate family member is not, or was not, an executive officer of another company that made payments to, or received payments from, the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues; or

•

the director serves as an executive officer of a charitable organization to which during each of the three preceding fiscal years the Company made charitable contributions that did not exceed the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

None of our non-management directors, their immediate family members, or organizations in which they are a partner, shareholder or officer, are engaged in relationships with us not meeting the categorical standards set forth above. The Corporate Governance Committee also considered all relevant facts and circumstances in making an independence determination, and, in the course of its determination regarding independence, it considered the following transactions, relationships and arrangements:

•	the fact that Julious P. Smith, Jr. is a principal in the Williams Mullen law firm, which acts as our primary outside counsel;

•

the fact that Michael Dinkins is Executive Vice President and Chief Financial Officer of Hilb, Rogal and Hobbs Company, a company which acts as our primary insurance broker and on whose Board of Directors our Chairman and Chief Executive Officer sits;

•

the fact that Eugene P. Trani is the President of Virginia Commonwealth University (VCU) and other directors serve in various capacities on Boards within VCU and we made an immaterial contribution to VCU’s Business School.

The Corporate Governance Committee concluded that such relationships did not affect such directors’ independence and were not required to be disclosed under Item 404(a) of Regulation S-K.

Codes of Ethics

The Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and employees of the Company and each of its subsidiaries and controlled affiliates and a Code of Ethics for Senior Financial Officers for the Chairman and Chief Executive Officer and principal financial officers. The Codes address such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.

Board and Committee Meeting Attendance

In 2006, there were eleven meetings of the Board of Directors. No directors attended fewer than 75% of the total aggregate number of meetings of the Board of Directors and of the committees on which he or she served.

Lead Director and Executive Sessions

In 2006, the Board of Directors determined to appoint a Lead Director to be responsible for ensuring that the Board of Directors operates independently of management and to provide directors with a leadership contact independent from the Chairman and Chief Executive Officer. The Corporate Governance Guidelines provide that the Lead Director shall be appointed annually from among the independent directors. The initial lead director is Eugene P. Trani, who is Chairman of the Corporate Governance Committee.

The Lead Director serves as chairman for executive sessions where non-management directors meet on an informal basis. These executive sessions are scheduled either before or after each regularly scheduled Board of Directors meeting. At least once a year the Board of Directors schedules an executive session including only independent directors.

The Lead Director is also responsible for chairing meetings when the Chairman and Chief Executive Officer is absent or when it is deemed inappropriate for the Chairman and Chief Executive Officer to preside over the meeting. The Lead Director also acts as a liaison between the Board of Directors and the Chairman and Chief Executive Officer and among Committee chairs and senior management. The Lead Director also participates in setting the agendas for meetings of the Board of Directors and ensures that directors receive on a timely basis the reports, background materials and other resources necessary to enable them to carry out their responsibilities. The Lead Director also may make recommendations regarding consultants for the Board of Directors and perform other duties as requested by the Board of Directors or any of its Committees.

Communications with Directors

Any director may be contacted by writing to him or her c/o the Secretary of the Company at the address set forth above. Communications to the non-management directors as a group may be sent to the Lead Director c/o the Secretary of the Company at the same address. We promptly forward, without screening other than normal security procedures for all our mail, all correspondence to the indicated director or directors.

Committees of the Board

The standing committees of the Board of Directors are the Executive Committee, the Audit Committee, the Executive Compensation Committee, the Corporate Governance Committee, the Investment Funds Committee and the Finance Committee.

Executive Committee

The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board of Directors meetings. The members of the Executive Committee are Messrs. Chandler (Chairman), Dinkins, McCann, Snead, Wishnack and Trani. The Committee did not meet in 2006.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the oversight responsibility of the Board of Directors to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent registered public accounting firm and the performance of the internal audit function. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Committee operates under a written charter last amended by the Board of Directors in October 2006.

The members of the Audit Committee are Messrs. Snead (Chairman), Dinkins, Norfleet and Skunda and Mmes. Caruso and Neal, all of whom the Board of Directors in its business judgment has determined are independent as defined by regulations of the Securities and Exchange Commission and the New York Stock Exchange listing standards. The Board of Directors also has determined that all of the Committee members are financially literate as defined by the New York Stock Exchange listing standards and that Mr. Dinkins qualifies as an audit committee financial expert as defined by regulations of the Securities and Exchange Commission.

The Audit Committee met eight times in 2006. For additional information regarding the Committee, see “Audit Information – Report of Audit Committee” on page 53 of this Proxy Statement.

Executive Compensation Committee

The Executive Compensation Committee performs the responsibilities of the Board of Directors relating to compensation of the Company’s executives. The Committee’s responsibilities include

•	reviewing and approving corporate goals and objectives relevant to compensation of the Company’s Named Executive Officers (“NEOs”);

•

evaluating and determining compensation for the Chairman and Chief Executive Officer (“CEO”), reviewing and approving the compensation of the other NEOs and reviewing compensation paid to the Company’s members of senior management, other than the NEOs;

•	reviewing and discussing with senior management the Company’s Compensation Discussion and Analysis and providing the Compensation Committee Report;

•

making recommendations to the Board of Directors with respect to annual and long-term incentive compensation plans and equity-based plans and administering the Company’s equity-based, deferral and other compensation plans, including review of significant changes in the Company’s other benefit plans;

•	reviewing and approving the terms of employment, termination, severance and change of control agreements or any other compensation arrangements with the Company’s executive officers;

•

reviewing with the assistance of corporate personnel or independent consultants, the impact of tax, accounting and regulatory requirements on executive compensation, reviewing on a periodic basis significant trends, developments and alternatives in executive compensation and evaluating competitive market analyses of the Company’s overall executive compensation program and its components; and

•	monitoring compliance with the Company’s target stock ownership program for executives.

The processes and procedures for the consideration and determination of executive compensation, the extent to which the Executive Compensation Committee delegates its authority and the role of executive officers in the compensation process are set forth in detail in the Company’s Compensation Discussion and Analysis on page 18 of this Proxy Statement. The Committee operates under a written charter last amended by the Board of Directors in December 2006.

The Executive Compensation Committee retains the services of a consulting firm, Mercer Human Resource Consulting (“Mercer”), to advise the Executive Compensation Committee on the Company’s executive compensation program. During 2006, Mercer furnished the Executive Compensation Committee with calculations pertaining to the Company’s issuance of equity to its executive officers, compensation competitiveness data and trend information, executive compensation assessment information for each of the NEOs and related advisory services.

The members of the Executive Compensation Committee are Messrs. Wishnack (Chairman), Snead and Trani, all of whom the Board of Directors in its business judgment has determined are independent as defined by the New York Stock Exchange listing standards. The Committee met five times in 2006. For additional information regarding the Committee, see “Compensation Discussion and Analysis” on page 18 of this Proxy Statement.

Corporate Governance Committee

The Corporate Governance Committee makes recommendations to the Board of Directors concerning corporate governance practices, persons qualified to become members of the Board of Directors and the form and amount of compensation to be paid to directors. The Committee acts as the Company’s nominating committee. The Committee operates under a written charter last amended by the Board of Directors in October 2006.

The members of the Corporate Governance Committee are Messrs. Trani (Chairman), Norfleet, Skunda and Wishnack and Ms. Caruso, all of whom the Board of Directors in its business judgment has determined are independent as defined by the New York Stock Exchange listing standards. The Committee met four times in 2006.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Corporate Governance Committee if we, the Company, receive timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Committee. To be timely for the 2008 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2008 Annual Meeting” on page 53 of this Proxy Statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Section 3.4 of the Company’s Bylaws, a printed copy of which is available to any shareholder at no cost upon written request to the Secretary of the Company at the address set forth above under “Where to Find Corporate Governance Information” on page 12 of this Proxy Statement.

The Corporate Governance Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:

•

The characteristics described in the Corporate Governance Guidelines (i.e., knowledge of business and financial affairs, an understanding of the Company’s business and the complexities of a large publicly-traded company in today’s business environment, personal qualities of integrity and judgment, educational background and business or professional experience);

•	Whether the member/potential member assists in achieving a mix of Board of Directors members that represent a diversity of background and experience;

•

Whether the member/potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines (e.g., relationships with competitors or recent previous employment with the Company);

•	Whether an existing member has reached retirement age;

•	The member’s/potential member’s independence;

•

Whether the member/potential member would be considered an “audit committee financial expert” or “financially literate” under Securities and Exchange Commission regulations and New York Stock Exchange listing standards;

•	The extent of the member’s/potential member’s business experience, technical expertise, or specialized skills or experience; and

•	Any factors related to the ability and willingness of a new member to serve, or an existing member to continue his or her service.

Under our process for selecting new candidates for the Board of Directors, the Chairman and Chief Executive Officer, the Corporate Governance Committee or other members of the Board of Directors identify the need to add a new member with specific qualifications or to fill a vacancy on the Board of Directors. The Chairman of the Corporate Governance Committee initiates a search, working with staff support and seeking input from members of the Board of Directors and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders. An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the Board of Directors is presented to the Corporate Governance Committee. A determination is made as to whether Corporate Governance Committee members or other members of the Board of Directors have relationships with preferred candidates and can initiate contacts. The Chairman and Chief Executive Officer and at least one member of the Corporate Governance Committee interview prospective candidate or candidates. The Corporate Governance Committee meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval by the full Board of Directors. Ms. Neal is the only nominee for director who is not an executive officer or director standing for re-election. Ms. Neal is recommended as a nominee by the Board of Directors, including the non-management directors and the Chairman and Chief Executive Officer. During fiscal year 2006, in connection with the election of a new director to the Board of Directors, we engaged a third party search firm to identify, evaluate, interview and introduce potential candidates to the Corporate Governance Committee.

Investment Funds Committee

The Investment Funds Committee establishes the investment policy and monitors the performance of pension and portfolio investments of the Company and its subsidiaries. The members of the Investment Funds Committee are Messrs. McCann (Chairman), Foster and Smith and Mmes. Alpert, Caruso and Neal. The Committee met four times in 2006.

Finance Committee

The Finance Committee advises the Board of Directors with respect to financing needs, capital structure, significant mergers and acquisitions and other financial matters. The members of the Finance Committee are Messrs. Dinkins (Chairman), Foster, McCann and Smith and Ms. Alpert. The Committee met six times in 2006.

Annual Meeting Attendance

We encourage members of the Board of Directors to attend the annual meeting of shareholders. All of the directors attended the 2006 annual meeting of shareholders, except for Mr. Wishnack.

EXECUTIVE COMPENSATION

[To be included in the Definitive Proxy Statement]

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2006, with respect to compensation plans under which shares of the Company’s Common Stock are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)[1]
Equity Compensation Plans Approved by Shareholders[2]
1991 Stock Incentive Plan	52,500	25.92	0
1992 Stock Option Plan for Non-Employee Directors	0	0	0
2000 Stock Incentive Plan[3]	168,750	30.51	2,150,672
Executive Officer Incentive Plan[4]	—	—	0
423 Employee Stock Purchase Plan	—	—	1,375,108
Equity Compensation Plans Not Approved by Shareholders[5]
TOTAL			3,525,780

[1]	Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
[2]

We have two equity compensation plans – the EVDP and the ODDP that are not presented in this table. No options, warrants or rights are granted under either plan. Under each plan, participants may elect to defer compensation in deferred stock units that represent a hypothetical share of the Company’s Common Stock. The deferred stock units are paid out in shares of Common Stock. Each plan includes a feature under which we may credit additional deferred stock units to participants. The maximum amounts of shares of Common Stock that the Company can issue under the EVDP and the ODDP are 800,000 and 100,000, respectively. On December 31, 2006, there were 225,037 deferred stock units under the EVDP and 61,978 deferred stock units under the ODDP credited to the participants’ deferred stock unit accounts under such plans.

[3]

The 2000 Stock Incentive Plan permits grants of stock options and stock appreciation rights and awards of Common Stock, restricted stock and/or phantom stock. The 2000 Stock Incentive Plan currently authorizes the issuance of 3,600,000 shares of Common Stock for grants and awards. The 2000 Stock Incentive Plan does not limit, however, the amount of phantom stock (designated as cash units) we can award as long as it is payable only in cash.

[4]	No options, warrants or rights are granted under the LandAmerica Financial Group, Inc. Executive Officer Incentive Plan.
[5]	We have no equity compensation plans that have not been approved by the shareholders.

Certain Relationships and Related Transactions

In 2006, the Board of Directors adopted a Related Person Transactions Policy specifying our policies and procedures for the review, approval or ratification of any related person transaction. The Board of Directors further amended the policy in February, 2007. Under the policy, “Related Person” means any director or executive officer of the Company, any nominee for director of the Company, any shareholder who beneficially owns more than 5% of the Company’s common stock, any immediate family member of any of the foregoing persons, and any entity in which any of the foregoing persons has, or will have, a direct or indirect material interest. A “Related Person Transaction” means any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships, between the Company, as a participant, and a Related Person in which the amount involved exceeds $120,000 and in which the Related Person has, or will have, a direct or indirect material interest. The Audit Committee of the Board of Directors has responsibility for applying the policy and making determinations under the policy. The Audit Committee then reports determinations under the policy to the Board of Directors. If presented with the situation, we would submit a Related Person Transaction to our shareholders for approval in the circumstances required by Rule 312.03(b) of the New York Stock Exchange Listed Company Manual.

At the first regularly scheduled Audit Committee meeting of each fiscal year, management shall present for approval any proposed or continuing Related Person Transactions for that calendar year. In order to consider a Related Person Transaction, the Audit Committee evaluates the following information:

•	the Related Person’s name and relationship to the Company;

•	the facts and circumstances of the proposed transaction;

•	the aggregate dollar amount involved in the transaction or, in the case of indebtedness, information regarding the principal amount of the debt, interest rate, repayment and other material terms;

•

the Related Person’s interest in the transaction with the Company, including the Related Person’s position or relationship with, or ownership in, a firm, corporation or other entity that is a party to, or has an interest in, the transaction;

•	the benefits to the Company of the proposed transaction and, if applicable, the terms and availability of comparable products and services from unrelated third parties; and

•	any other information regarding the Related Person Transaction or the Related Person that is material to the Audit Committee’s determination.

Under the policy, any Related Person Transaction shall be approved or ratified only if the Audit Committee determines that, based on the facts and circumstances known to the Committee at the time of approval, the Related Person Transaction serves our best interests and our shareholders or the transaction is on terms reasonably comparable to those that could be obtained in arm’s length dealings with an unrelated third party. The Audit Committee may establish, as appropriate, guidelines and directives for management to follow with respect to a Related Person Transaction. At each subsequently scheduled meeting, management shall update the Audit Committee as to any material changes in the transactions previously approved and shall seek approval of any further proposed Related Person Transactions. The Audit Committee shall review and approve any material change to a previously approved Related Person Transaction. A Related Person Transaction is approved or ratified if it receives the affirmative vote of a majority of the disinterested directors on the Audit Committee. No member of the Audit Committee participates in any review, approval or ratification of any Related Person Transaction with respect to which such member or any of his or her immediate family members is a Related Person.

During fiscal year 2006, we did not have any Transactions with related persons within the meaning of Item 404(a) of Regulation S-K or our Related Person Transaction Policy.

AUDIT INFORMATION

The following provides information about the Company’s independent registered public accountants and their relationship with the Company and the Audit Committee.

Fees of Independent Registered Public Accountants

The following table shows fees for professional services rendered by Ernst & Young for the past two fiscal years ended December 31:

Type of Fees	Fees for fiscal 2006 ($)	Fees for fiscal 2005 ($)
Audit Fees[1]	2,497,558	2,546,862

Audit Related Fees[2]	306,978	10,000

Tax Fees[3]	166,980	70,418

All Other Services	0	0

[1]

Audit Fees represent fees billed in connection with the audit of the Company’s annual financial statements and for the review of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q as well as services normally provided in connection with statutory or regulatory filing during. During 2006, these fees included $706,845 in attestation services related to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.

[2]

Audit Related Fees represent fees billed for assurance and related services that are reasonably related to the review of the Company’s financial statements and not reported under the heading “Audit Fees”. During 2005, these services included reviews of workpapers by various regulators and subscription to accounting research tool. During 2006, these services included SAS 70 work, accounting consultation, insurance department work paper review and online subscription charges.

[3]	Tax Fees represent fees billed for tax compliance, tax advice and tax planning. During 2005 and 2006, these services generally included tax assistance on specific matters.

Pre-Approved Services

The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services to be performed by the independent auditors. All such services, as described above, were pre-approved by the Audit Committee, which concluded that the provision by Ernst & Young of the services not related to the annual audit and quarterly review of the Company’s financial statements was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Charter also authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

Report of the Audit Committee

The Audit Committee is composed of six directors, each of whom meets the independence and experience requirements for Audit Committee members set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, the rules and regulations of the New York Stock Exchange and applicable law. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•	establishing and maintaining the Company’s internal control over financial reporting;

•	assessing the effectiveness of the Company’s internal control over financial reporting as of the end of each year; and

•	the preparation, presentation and integrity of the Company’s consolidated financial statements.

The Company’s independent registered public accounting firm is responsible for:

•	performing an independent audit of the Company’s consolidated financial statements and the Company’s internal control over financial reporting;

•	expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles; and

•

expressing an opinion as to management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee is responsible for:

•

the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; and

•	overseeing and reviewing the accounting and financial reporting processes of the Company.

In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2006 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and Ernst & Young LLP, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP the firm’s independence from the Company.

In addition, the Audit Committee has discussed with management its assessment of the effectiveness of internal control over financial reporting and has discussed with Ernst & Young LLP its opinion as to both the effectiveness of the Company’s internal control over financial reporting and management’s assessment thereof.

Based upon its discussions with management and Ernst & Young LLP and its review of the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee
Thomas G. Snead, Jr., Chairman
Gale K. Caruso
Michael Dinkins
Dianne M. Neal
Robert F. Norfleet, Jr.
Robert T. Skunda

Richmond, Virginia

March 15, 2007

PROPOSALS FOR 2008 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, if you desire to make a proposal to be acted upon at the 2008 Annual Meeting of Shareholders, you must deliver the proposal, in proper form, to the Secretary of the Company, no later than December 6, 2008, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting. The address for the Secretary of the Company is 5600 Cox Road, Glen Allen, Virginia 23060. The Company anticipates holding the 2007 Annual Meeting of Shareholders on May 13, 2008.

Our Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings. To nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of the Company (i) no later than December 10, 2007, and no earlier than November 9, 2007 or (ii) if the date of the 2008 Annual Meeting of Shareholders is changed by more than 30 days from May 13, 2008, not less than 90 days before the date of such meeting. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefore, and other specified matters. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company at the address set forth above.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, INCLUDING FINANCIAL STATEMENTS AND INCLUDING THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR 2006, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.

APPENDIX A

Article “EIGHTH” is deleted in its entirety and replaced with a new Article “EIGHTH” (additions underlined) as follows:

EIGHTH: Except as provided in these Articles of Incorporation, any (i) amendment to the Articles of Incorporation, (ii) merger or share exchange to which the Corporation is a party or sale, lease, or exchange of all or substantially all of the Corporation’s assets and property other than in the usual and regular course of business, and (iii) reclassification of securities or recapitalization of the Corporation, shall be approved by the affirmative vote of a majority of the shares outstanding and entitled to vote at a meeting of the shareholders duly called for such purpose; provided, however, that nothing in this Article EIGHTH shall require a vote of the shareholders to approve any action in circumstances where the Virginia Stock Corporation Act permits the Board of Directors to take action without a shareholder vote.

    [    ] Mark this box with an X if you have made

           changes to your name or address details above.

Annual Meeting Proxy Card
PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR all nominees named in Proposal 1 and a vote FOR each of Proposals 2 and 3. A Election of Directors

1. Election of Directors.
	For	Withhold
01 –Theodore L. Chandler, Jr.	[ ]	[ ]				For	Withhold
			04 – Robert T. Skunda			[ ]	[ ]
	For	Withhold
02 – Charles H. Foster, Jr.	[ ]	[ ]				For	Withhold
			05 – Marshall B. Wishnack			[ ]	[ ]
	For	Withhold
03 – Dianne M. Neal	[ ]	[ ]

B Issues

2. Approval of an amendment to			For	Against	Abstain	Mark this box with an X if you intend to
LandAmerica Financial Group, Inc.’s			[ ]	[ ]	[ ]	attend the Annual Meeting of Shareholders
Articles of Incorporation to modify the Article pertaining to shareholder approval of certain matters.						in person.			[	]

3. Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.			For	Against	Abstain	Mark this box with an X if you have made comments below			[	]
			[ ]	[ ]	[ ]	__________________________________________
__________________________________________
__________________________________________
__________________________________________

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this Proxy/Voting Instruction Card.

Please sign exactly as your name(s) appear(s) on this Proxy/Voting Instruction Card. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc., should give full title.

Signature 1 - Please keep signature within the box			Signature 2 - Please keep signature within the box					Date (mm/dd/yyyy)

Proxy – Company Name

This Proxy/Voting Instruction is Solicited on Behalf of the Board of Directors

With respect to the undersigned’s shares of Common Stock of LandAmerica Financial Group, Inc. held as a shareholder, the undersigned hereby appoints Wm. Chadwick Perrine, Michelle H. Gluck and G. William Evans, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of LandAmerica Financial Group, Inc. held of record by the undersigned on March 22, 2007, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc. to be held at 9:00 a.m. on May 15, 2007 and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting. THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RECEIVED BY COMPUTERSHARE, TRANSFER AGENT FOR LANDAMERICA FINANCIAL GROUP, INC. PRIOR TO THE TIME OF THE MEETING, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

With respect to the undersigned’s shares of Common Stock of LandAmerica Financial Group, Inc. held as a Participant in (1) the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan as of March 22, 2007, (2) the Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies Employees’ Stock Purchase Plan as of March 15, 2007 and/or (3) the LandAmerica Financial Group, Inc. Employee Stock Purchase Plan as of March 22, 2007, the undersigned hereby directs the Trustee or Administrator of such plans to vote shares held in such plans as indicated on the reverse of this card. THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE OR ADMINISTRATOR, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. CREDITED TO YOUR ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE OR ADMINISTRATOR HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO THE NOMINEES AND PROPOSALS 2 AND 3.

(Continued and to be voted, dated and signed on reverse side.)

April 10, 2007

Dear Shareholder and/or Participant:

Please take note of the important information enclosed with this combined Proxy/Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Proxy/Voting Instruction to indicate how your shares will be voted. Then sign the Proxy/Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Proxy/Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders on May 15, 2007.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Theodore L. Chandler, Jr.

Chairman

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	To vote using the Internet
• Go to the following web site:
WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 a.m., Central Time, on May 15, 2007.
THANK YOU FOR VOTING